Rule 497(c)
                                                     1940 Act File No. 811-05549
                                                      1933 Act Reg. No. 33-21718

                                                                  PROSPECTUS AND
                                                            PURCHASE APPLICATION
                                                                JANUARY 31, 2005

                                 REYNOLDS FUNDS
                              NO-LOAD MUTUAL FUNDS

REYNOLDS
BLUE CHIP GROWTH FUND
SEEKING LONG-TERM CAPITAL APPRECIATION

REYNOLDS
OPPORTUNITY FUND
SEEKING LONG-TERM CAPITAL APPRECIATION

REYNOLDS
FUND
SEEKING LONG-TERM CAPITAL APPRECIATION

REYNOLDS
BALANCED FUND
SEEKING CAPITAL APPRECIATION AND INCOME

REYNOLDS
MONEY MARKET FUND
SEEKING A HIGH LEVEL OF CURRENT INCOME
CONSISTENT WITH PRESERVATION OF CAPITAL
AND A STABLE NET ASSET VALUE

                                 1-800-773-9665
                             WWW.REYNOLDSFUNDS.COM

PROSPECTUS                                                    JANUARY 31, 2005

                                 REYNOLDS FUNDS

 The Reynolds Funds are a family of five No-Load mutual funds consisting of:

              STOCK FUNDS                             INCOME FUND
              -----------                             -----------
   O REYNOLDS BLUE CHIP GROWTH FUND            O REYNOLDS MONEY MARKET FUND
   O REYNOLDS OPPORTUNITY FUND
   O REYNOLDS FUND
   O REYNOLDS BALANCED FUND

 Please read this Prospectus and keep it for future reference. It contains important information, including information on how the Reynolds Funds invest and the services they offer to shareholders.

 Our goal in designing our family of Funds is to provide you a convenient way to save and invest for your current and future needs. We have four Reynolds Stock Funds as well as the Reynolds Money Market Fund. All of these Funds are No-Load so you do not pay any commissions or deferred sales loads.

 The Reynolds Stock Funds are diversified portfolios of common stocks that include four portfolios: (1) the BLUE CHIP GROWTH FUND emphasizes investments in "blue chip" growth companies; (2) the OPPORTUNITY FUND emphasizes investments in "blue chip" companies in addition to emerging growth companies; (3) the REYNOLDS FUND is a general stock fund that owns companies of all types and sizes; and (4) the BALANCED FUND invests in common stocks and fixed income securities.

 The MONEY MARKET FUND is intended to meet the income needs of our shareholders. The Money Market Fund offers free checkwriting.

 Included with this Prospectus you should receive an Annual Report (or Semiannual report when appropriate) describing the holdings of all the Reynolds Funds. The share purchase application is in the center of this Prospectus. In addition we have a full range of retirement accounts including IRAs, IRA Rollovers and other retirement vehicles. You can request an IRA kit or other retirement plan information that will have all the applications and forms.

 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS APROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

(800) 773-9665                                                 (800) 7REYNOLDS
Wood Island, Third Floor
80 East Sir Francis Drake Boulevard
Larkspur, California 94939

                               TABLE OF CONTENTS

Summary Information
  about the Reynolds Funds                                                   1

Investment Objectives and Strategies                                        11

Disclosure of Portfolio Holdings                                            11

Management of the Funds                                                     12

The Funds' Share Price                                                      12

Purchasing Shares                                                           13

Redeeming Shares                                                            16

Market Timing Procedures                                                    19

Exchanging Shares                                                           19

Dividends, Distributions and Taxes                                          19

Account Services and Policies                                               20

Financial Highlights                                                        21

Purchase Application                                                Centerfold

                              SUMMARY INFORMATION
                            ABOUT THE REYNOLDS FUNDS

THE REYNOLDS STOCK FUNDS

INVESTMENT OBJECTIVES

  REYNOLDS BLUE CHIP GROWTH FUND

  Reynolds Blue Chip Growth Fund seeks long-term capital appreciation.

  REYNOLDS OPPORTUNITY FUND

  Reynolds Opportunity Fund seeks long-term capital appreciation.

  REYNOLDS FUND

  Reynolds Fund seeks long-term capital appreciation.

  REYNOLDS BALANCED FUND

  Reynolds Balanced Fund seeks capital appreciation and income.

  PRINCIPAL EQUITY INVESTMENT STRATEGIES

  Each of the Reynolds Stock Funds generally invests in common stocks of United States companies. The Balanced Fund also invests in fixed income securities. Each of the Reynolds Stock Funds generally invests in "growth" companies. These are companies that our investment adviser believes will have growth that is faster than the average publicly traded company. Our Adviser believes that when a company grows faster than the economy in general, the market will eventually recognize this successful long-term record by valuing the company's stock at a higher price.

  Many of these companies are well-established growth companies commonly referred to as "blue chip" companies. The "blue chip" companies invested in by the Reynolds Stock Funds are important factors in their respective industries and their stocks are widely held by individual and institutional investors. When purchasing "blue chip" companies for the Reynolds Stock Funds our Adviser looks for companies that have some or all of the following attributes:

 o  a presence in expanding industries

 o  a superior and pragmatic growth strategy

 o  proprietary products, processes or services

 o  a potential for above-average unit and earnings growth

 Each of the Reynolds Stock Funds, and particularly the Opportunity Fund and the Reynolds Fund, will invest in companies which are not now "blue chip" companies, but which our Adviser believes have the potential to become "blue chip" companies. Many of these companies are smaller capitalization companies. When purchasing companies that are not now "blue chip" companies, but which have the potential to become "blue chip" companies, our Adviser looks for companies that may be:

 o   leading companies in smaller industries

 o lesser known companies moving from a lower to a higher market share position within their industry group

 Our Adviser will generally sell a portfolio security when the Adviser believes:

 o   the security has achieved its value potential

 o   changing fundamentals signal a deteriorating value potential

 o   other securities have a better performance potential

 While the Reynolds Fund and the Balanced Fund will generally invest in "growth" companies, they may also invest in "value" stocks. The Balanced Fund also considers current and future dividend income from the companies in which it invests in addition to their "growth" or "value" prospects. The Reynolds Fund is a general stock fund and may purchase securities with borrowed funds.

 Our Adviser bases investment decisions on company specific factors (bottom-up investment approach) and general economic conditions (top-down approach) when selecting investments for the Reynolds Stock Funds. Each of the Reynolds Stock Funds is widely diversified and our Adviser will try to have each of the Funds invest in a number of industries. Our Adviser also believes in investing in a number of companies in each industry if the companies meet his investment criteria.

PRINCIPAL FIXED-INCOME INVESTMENT STRATEGIES (BALANCED FUND ONLY)

 The Balanced Fund will invest in fixed income securities. Most of the time, the Balanced Fund's portfolio will consist of 20% to 80% fixed income securities and 20% to 80% equity securities.

 The Balanced Fund will invest primarily in U.S. Government securities, although it may also invest in other debt securities rated at least AA by a nationally recognized rating agency. The Balanced Fund invests both in U.S. Treasury obligations and in obligations, such as mortgage-backed securities, issued by agencies or instrumentalities of the U.S. Government. Not all obligations issued by agencies or instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Treasury.

 The average maturity of the obligations held by the Balanced Fund generally ranges from one to ten years. The Adviser reviews the economic outlook, and the direction in which inflation and interest rates are expected to move before selecting individual securities for the Balanced Fund. The Adviser reviews the economic environment and its potential effect on the credit rating of any of the issuing entities.

 The Adviser takes a "top-down" investment approach when selecting investments for the Balanced Fund. When the Adviser believes interest rates will decline, the Balanced Fund will likely hold securities having a longer maturity than when the Adviser believes interest rates will rise.

 The Balanced Fund may also invest in money market instruments such as commercial paper, commercial paper master demand notes and United States Treasury Bills during periods when the Adviser expects interest rates to rise, and to pay expenses or satisfy redemption requests.

PRINCIPAL RISKS

 Investors in the Reynolds Stock Funds may lose money. There are risks associated with investments in the types of securities in which the Reynolds Stock Funds invest. These risks include:

 o STOCK MARKET RISK: The prices of the securities in which the Reynolds Stock Funds invest may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden and/or prolonged.

 o GROWTH INVESTING RISK: The Adviser may be wrong in its assessment of a company's potential for growth and the stocks the Reynolds Stock Funds hold do not grow as the Adviser anticipates. From time to time "growth" investing falls out of favor with investors. During these periods, the Reynolds Stock Funds' relative performance may suffer.

 o TECHNOLOGY COMPANIES RISK: Each of the Reynolds Stock Funds may invest in technology companies. Technology companies may be subject to greater business risks and more sensitive to changes in economic conditions than other companies. Company earnings in this sector may fluctuate more than those of other companies because of short product cycles (technological obsoles-cence) and competitive pricing. Investors' enthusiasm for technology stocks can also change dramatically. Accordingly technology stock prices may fall sharply.

 o MEDIUM CAPITALIZATION COMPANIES RISK: Each of the Reynolds Funds may invest in medium capitalization companies. The securities of medium capitalization companies generally trade in lower volumes than those of large capitalization companies and tend to be more volatile because mid-cap companies tend to be more susceptible to adverse business or economic events than larger more established companies.

 o SMALLER CAPITALIZATION COMPANIES RISK: Each of the Reynolds Stock Funds may invest in smaller capitalization companies. Smaller capitalization companies typically have relatively lower revenues, limited product lines and lack of management depth, and may have a smaller share of the market for their products or services than larger capitalization companies. The stocks of smaller capitalization companies tend to have less trading volume than stocks of larger capitalization companies. Less trading volume may make it more difficult for our investment adviser to sell securities of smaller capitalization companies at quoted market prices. Finally, there are periods when investing in smaller capitalization stocks falls out of favor with investors and the stocks of smaller capitalization companies underperform.

 o EARLY STAGE COMPANIES RISK: Each of the Reynolds Stock Funds may invest in "early stage companies." Early stage companies are companies that are in a relatively early stage of development with small market capitalizations. Early stage companies are subject to the same risks as small cap companies. In addition, they may not be profitable now and there is no guarantee that they will become profitable or be able to obtain necessary financing. They may rely on untested business plans. They may not be successful in developing markets for their products and services. They may remain an insignificant part of their industry. They may be illiquid or they may not be publicly traded. Investments in early stage companies tend to be more volatile and somewhat more speculative than investments in more established companies.

 o LEVERAGE RISK (REYNOLDS FUND ONLY): When the Reynolds Fund purchases securities with borrowed funds, it engages in a speculative investment practice called "leverage." When the Reynolds Fund engages in "leverage," it has the potential to incur losses greater than if it had not engaged in leverage.

 o INTEREST RATE RISK (BALANCED FUND ONLY): In general, the value of bonds and other debt securities rises when interest rates fall and fall when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes than shorter term obligations. The Balanced Fund may invest in zero coupon U.S. Treasury securities which are generally subject to greater fluctuation in value due to changing interest rates than debt obligations which pay interest currently. There have been extended periods of increases in interest rates that have caused significant declines in bond prices.

 o CREDIT RISK (BALANCED FUND ONLY): The issuers of the bonds and other debt securities held by the Balanced Fund may not be able to make interest or principal payments. Even if these issuers are able to make interest or principal payments, they may suffer adverse changes in financial condition that would lower the credit quality of the security, leading to greater volatility in the price of the security.

 o PREPAYMENT RISK (BALANCED FUND ONLY): Issuers of securities held by the Balanced Fund may be able to prepay principal due on securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gain when interest rates decline, and may offer a greater potential for loss when interest rates rise. Rising interest rates may cause prepayments to occur at a slower than expected rate thereby increasing the average life of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities.

 o HIGH PORTFOLIO TURNOVER RISK: The Reynolds Stock Funds may incur high portfolio turnover as a consequence of taking temporary defensive positions. Also some investors in the Reynolds Stock Funds may engage in market timing strategies which may necessitate portfolio transactions by the Funds. High portfolio turnover necessarily results in correspondingly greater transaction costs (such as brokerage commissions or markups or markdowns) which these Funds must pay and increased realized gains (or losses) to investors. Distributions to shareholders of short-term capital gains are taxed as ordinary income under Federal income tax laws.

 o MARKET TIMING RISK: Frequent purchases and redemptions of Fund shares by a shareholder may harm other shareholders of the Reynolds Stock Funds by interfering with the efficient management of the Funds' portfolios, increasing brokerage and administrative costs, and potentially diluting the value of their shares. The Funds' Board of Directors has determined not to adopt policies and procedures that discourage frequent purchases and redemptions of Fund shares. The officers of the Funds receive reports on a regular basis as to purchases and redemptions of Fund shares and review these reports to determine if there is any unusual trading in Fund shares. The officers of the Funds will report to the Board of Directors any such unusual trading in Fund shares that is disruptive to the Funds. In such event, the Funds' Board of Directors may reconsider its decision not to adopt policies and procedures.

 Because of these risks the Funds are a suitable investment only for those investors who have long-term investment goals. Prospective investors who are uncomfortable with an investment that will fluctuate in value should not invest in the Funds.

PERFORMANCE

 The bar charts and tables that follow provide some indication of the risks of investing in the Reynolds Stock Funds by showing changes in their performance from year to year and how their average annual returns over various periods compare to the performance of the Standard & Poor's Composite Index of 500 Stocks and, with respect to the Balanced Fund, the Lehman Government Bond Index. Prior to January 31, 2005, the Balanced Fund was known as the Reynolds U.S. Government Bond Fund and it was designed to invest primarily in U.S. Government securities. Please remember that each Fund's past performance (before and after taxes) is not necessarily an indication of its future performance. It may perform better or worse in the future.

                         REYNOLDS BLUE CHIP GROWTH FUND
                        (TOTAL RETURN PER CALENDAR YEAR)

                         1995                    32.87%
                         1996                    28.22%
                         1997                    31.48%
                         1998                    54.12%
                         1999                    50.98%
                         2000                   -31.82%
                         2001                   -28.98%
                         2002                   -36.56%
                         2003                    41.82%
                         2004                    -1.43%

Note: During the ten year period shown on the bar chart, the Fund's highest total return for a quarter was 33.53% (quarter ended December 31, 1999) and the lowest total return for a quarter was -26.18% (quarter ended December 31, 2000).

 After-tax returns are calculated using the historical highest individual federal margin income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's return after taxes on distributions and sale of Fund shares may be higher than its returns before taxes and after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have been incurred.

AVERAGE ANNUAL TOTAL
RETURNS (FOR THE PERIODS                   PAST        PAST 5        PAST 10
ENDING DECEMBER 31, 2004)                  YEAR         YEARS         YEARS
-------------------------                  ----        ------        -------
Reynolds Blue Chip
  Growth Fund                             -1.43%       -15.55%        8.39%
    Return Before Taxes                   -1.43%       -15.55%        8.27%
    Return After Taxes
      on Distributions                    -0.93%       -12.43%        7.40%
    Return After Taxes
      on Distributions and
      Sale of Fund Shares                 10.88%        -2.30%       12.07%
S&P 500(1)<F2>(2)<F3>

(1)<F2> The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized unmanaged index of common stock prices.
(2)<F3>   Reflects no deduction for fees, expenses or taxes.

                           REYNOLDS OPPORTUNITY FUND
                        (TOTAL RETURN PER CALENDAR YEAR)

                         1995                    36.27%
                         1996                    14.13%
                         1997                    14.58%
                         1998                    59.14%
                         1999                    71.58%
                         2000                   -35.65%
                         2001                   -31.12%
                         2002                   -42.15%
                         2003                    76.83%
                         2004                    -3.76%

Note: During the ten year period shown on the bar chart, the Fund's highest total return for a quarter was 42.20% (quarter ended December 31, 1999) and the lowest total return for a quarter was -29.36% (quarter ended September 30, 2001).

 After-tax returns are calculated using the historical highest individual federal margin income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's return after taxes on distributions and sale of Fund shares may be higher than its returns before taxes and after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have beenincurred.

AVERAGE ANNUAL TOTAL
RETURNS (FOR THE PERIODS                   PAST        PAST 5        PAST 10
ENDING DECEMBER 31, 2004)                  YEAR         YEARS         YEARS
-------------------------                  ----        -------       -------
Reynolds
  Opportunity Fund
    Return Before Taxes                   -3.76%       -15.28%         7.82%
Return After Taxes
      on Distributions                    -4.80%       -15.65%         7.53%
    Return After Taxes
      on Distributions and
      Sale of Fund Shares                 -1.26%       -12.25%         6.88%
S&P 500(1)<F5>                            10.88%        -2.30%        12.07%

(1)<F5>   Reflects no deduction for fees, expenses or taxes.

                                 REYNOLDS FUND
                        (TOTAL RETURN PER CALENDAR YEAR)

                         2000                   -40.70%
                         2001                   -33.41%
                         2002                   -42.00%
                         2003                   121.94%
                         2004                    -2.40%

Note: During the five year period shown on the bar chart, the Fund's highest total return for a quarter was 55.56% (quarter ended June 30, 2003) and the lowest total return for a quarter was -37.14% (quarter ended December 31, 2000).

 After-tax returns are calculated using the historical highest individual federal margin income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's return after taxes on distributions and sale of Fund shares may be higher than its returns before taxes and after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have been incurred.

                                                                 SINCE THE
AVERAGE ANNUAL TOTAL                                           INCEPTION DATE
RETURNS (FOR THE PERIODS               PAST       PAST 5        OF THE FUND
ENDING DECEMBER 31, 2004)              YEAR        YEARS     (OCTOBER 1, 1999)
-------------------------              ----       -------    -----------------
Reynolds Fund
    Return Before Taxes               -2.40%      -13.08%         -6.80%
    Return After Taxes
      on Distributions                -2.40%      -13.08%         -6.80%
    Return After Taxes
      on Distributions and
      Sale of Fund Shares             -1.56%      -10.58%         -5.64%
S&P 500(1)<F7>                        10.88%       -2.30%          0.43%

(1)<F7>   Reflects no deduction for fees, expenses or taxes.

                             REYNOLDS BALANCED FUND
                        (TOTAL RETURN PER CALENDAR YEAR)

                         1995                    12.24%
                         1996                     3.56%
                         1997                     5.41%
                         1998                     5.51%
                         1999                     2.87%
                         2000                     6.06%
                         2001                     4.90%
                         2002                     1.57%
                         2003                     0.44%
                         2004                     2.23%

Note: During the ten year period shown on the bar chart, the Fund's highest total return for a quarter was 4.12% (quarter ended June 30, 1995) and the lowest total return for a quarter was -1.80% (quarter ended June 30, 2004).

 After-tax returns are calculated using the historical highest individual federal margin income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's return after taxes on distributions and sale of Fund shares may be higher than its returns after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have been incurred.

AVERAGE ANNUAL TOTAL
RETURNS (FOR THE PERIODS                   PAST        PAST 5        PAST 10
ENDING DECEMBER 31, 2004)                  YEAR         YEARS         YEARS
-------------------------                  ----        -------       -------
Reynolds
  Balanced Fund
    Return Before Taxes                   2.23%         3.02%         4.43%
    Return After Taxes
      on Distributions                    1.41%         1.87%         2.77%
    Return After Taxes
      on Distributions and
      Sale of Fund Shares                 1.44%         1.86%         2.75%
Lehman Government
  Bond Index(1)<F9>(2)<F10>               3.48%         7.48%         7.46%

(1)<F9> The Lehman Government Bond Index is made up of the Treasury Bond Index (all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues) and the Agency Bond Index (all publicly issued debt of U.S. Government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. Government). All issues have at least one year to maturity and an outstanding par value of at least $100 million.
(2)<F10>  Reflects no deduction for fees, expenses or taxes.

FEES AND EXPENSES

 The table below describes the fees and expenses that you may pay if you buy and hold shares of the Reynolds Stock Funds.

SHAREHOLDER FEES
(fees paid directly from your investment)

                              REYNOLDS
                             BLUE CHIP            REYNOLDS                                REYNOLDS
                               GROWTH           OPPORTUNITY           REYNOLDS            BALANCED
                                FUND                FUND                FUND                FUND
                             ---------          -----------           --------            --------
Maximum Sales                 No Sales            No Sales            No Sales            No Sales
  Charge (Load)               Charge              Charge              Charge              Charge
  Imposed on
  Purchases (as a
  percentage of
  offering price)
Maximum                       No                  No                  No                  No
  Deferred Sales              Deferred            Deferred            Deferred            Deferred
  Charge (Load)               Sales               Sales               Sales               Sales
                              Charge              Charge              Charge              Charge
Maximum Sales                 No Sales            No Sales            No Sales            No Sales
  Charge (Load)               Charge              Charge              Charge              Charge
  Imposed on
  Reinvested
  Dividends And
  Distributions
Redemption Fee                None(1)<F11>        None(1)<F11>        None(1)<F11>        None(1)<F11>
Exchange Fee                  None                None                None                None

(1)<F11>  Our transfer agent charges a fee of $15.00 for each wire redemption.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

Management Fees               1.00%               1.00%               1.00%               0.75%
Distribution and/or
  Service (12b-1) Fees        0.10%               0.07%               0.08%               None
Other Expenses
  Interest Expense            0.02%               0.05%               0.57%               N/A
  All Remaining
    Other Expenses            0.51%               0.84%               0.64%               2.44%
  Total Other Expenses        0.53%               0.89%               1.21%               2.44%
Total Annual Fund
  Operating Expenses          1.63%               1.96%               2.29%               3.19%
Expense
  Reimbursement                 --                  --                  --                1.19(2)<F12>
Net Expenses                  1.63%               1.96%               2.29%               2.00%

(2)<F12> The Adviser has agreed to reimburse the Balanced Fund to the extent necessary to insure that Total Annual Fund Operating Expenses do not exceed 2.00%. In addition to the reimbursement required under the investment advisory agreement, the Adviser will voluntarily reimburse the Balanced Fund to the extent necessary to insure that the Total Annual Fund Operating Expenses do not exceed 1.25% for the fiscal year ending September 30, 2005.

EXAMPLE

 This Example is intended to help you compare the cost of investing in the Reynolds Stock Funds with the cost of investing in other mutual funds.

 The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                            1 YEAR      3 YEARS     5 YEARS       10 YEARS
                            ------      -------     -------       --------
Reynolds
  Blue Chip
  Growth Fund                $166        $514          $887        $1,933
Reynolds
  Opportunity
  Fund                       $199        $615        $1,057        $2,285
Reynolds
  Fund                       $232        $715        $1,225        $2,626
Reynolds
  Balanced Fund(1)<F28>      $203        $627        $1,078        $2,327

(1)<F28> This Example reflects the contractual expense reimbursement obligation, but does not reflect the voluntary expense reimbursement obligation stated above.

THE REYNOLDS INCOME FUND

INVESTMENT OBJECTIVES

  REYNOLDS MONEY MARKET FUND

 Reynolds Money Market Fund seeks to provide a high level of current income, consistent with liquidity, the preservation of capital and a stable net asset value.

PRINCIPAL INVESTMENT STRATEGIES

REYNOLDS MONEY MARKET FUND

 The Money Market Fund invests exclusively in high quality dollar-denominated debt obligations with remaining maturities of 397 days or less (as determined in accordance with the rules of the Securities and Exchange Commission). The Money Market Fund will maintain an average portfolio maturity of 90 days or less. Our Adviser takes a "top-down" investment approach when selecting investments for the Money Market Fund.

 The Money Market Fund will invest only in securities which are rated in the highest category by at least two nationally recognized rating agencies.

 The money market instruments that the Money Market Fund may purchase include:

   o  commercial paper and commercial paper master demand notes;

   o bank obligations, including certificates of deposit, time deposits and bankers' acceptances;

   o U.S. Government securities and repurchase agreements secured by U.S. Government securities.

PRINCIPAL RISKS

REYNOLDS MONEY MARKET FUND

 An investment in the Reynolds Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Money Market Fund.

   o VARYING INCOME RISK: The rate of income earned on shares of the Money Market Fund will vary from day to day depending on short-term interest rates.

   o LOSS OF PRINCIPAL RISK: It is possible that a major change in interest rates or a default on a security or repurchase agreement could cause the value of your investment to decline.

PERFORMANCE

 The bar chart and table that follows provide some indication of the risks of investing in the Reynolds Money Market Fund by showing changes in the Fund's performance from year to year. Please remember that the Fund's past performance is not necessarily an indication of its future performance. It may perform better or worse in the future.

                           REYNOLDS MONEY MARKET FUND
                        (TOTAL RETURN PER CALENDAR YEAR)

                         1995                     5.33%
                         1996                     4.82%
                         1997                     4.92%
                         1998                     4.94%
                         1999                     4.56%
                         2000                     5.53%
                         2001                     3.10%
                         2002                     0.89%
                         2003                     0.22%
                         2004                     0.44%

Note: During the ten year period shown on the bar chart, the Fund's highest total return for a quarter was 1.49% (quarter ended December 31, 2000) and the lowest total return for a quarter was 0.03% (quarter ended March 31, 2004).

AVERAGE ANNUAL TOTAL
RETURNS (FOR THE PERIODS              PAST        PAST 5        PAST 10
ENDING DECEMBER 31, 2004)             YEAR         YEARS         YEARS
-------------------------             ----        ------        -------
Reynolds Money
  Market Fund                         0.44%        2.02%         3.45%

Note: The Money Market Fund's 7-day yield for the period ended December 31, 2004 was 1.22%. Figures reflect past performance. Yields will vary. You may call 1-800-773-9665 to obtain the Money Market Fund's current 7-day yield.

FEES AND EXPENSES

 The table below describes the fees and expenses that you may pay if you buy and hold shares of the Money Market Fund.

SHAREHOLDER FEES
(fees paid directly from your investment)

                                          REYNOLDS
                                        MONEY MARKET
                                            FUND
                                        ------------
Maximum Sales                           No Sales
  Charge (Load)                         Charge
  Imposed on Purchases
  (as a percentage of
  offering price)
Maximum                                 No Deferred
  Deferred Sales                        Sales Charge
  Charge (Load)
Maximum Sales                           No Sales
  Charge (Load)                         Charge
  Imposed on
  Reinvested
  Dividends And
  Distributions
Redemption Fee                          None(1)<F14>
Exchange Fee                            None

(1)<F14>  Our transfer agent charges a fee of $15.00 for each wire redemption.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

Management Fees                         0.50%
Distribution and/or
  Service (12b-1) Fees                  None
Other Expenses
  Interest Expense                      0.03%
  All Remaining
    Other Expenses                      1.81%
  Total Other
    Expenses                            1.84%
Total Annual Fund
  Operating Expenses                    2.34%(1)<F15>
Expense
  Reimbursement                         0.34%
                                        -----
  Net Expenses                          2.00%

(1)<F15> The Money Market Fund had actual Total Annual Fund Operating Expenses (less Interest Expense) for the most recent fiscal year that were less than the amounts shown. The Adviser has agreed to reimbursed the Money Market Fund to the extent necessary to insure that Total Annual Fund Operating Expenses did not exceed 2.00%. In addition to the reimbursement required under the investment advisory agreement, the Adviser will voluntarily reimburse the Money Market Fund to the extent necessary to insure that the Total Annual Fund Operating Expenses do not exceed 0.65% for the fiscal year ending September 30, 2005.

EXAMPLE

 This Example is intended to help you compare the cost of investing in the Reynolds Income Fund with the cost of investing in other mutual funds.

 The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                           1 YEAR       3 YEARS       5 YEARS      10 YEARS
                           ------       -------       -------      --------
Reynolds Money
  Market Fund(1)<F29>       $203          $627         $1,078       $2,327

(1)<F29> The Example reflects the contractual expense reimbursement obligation, but does not reflect the voluntary expense reimbursement obligation stated previously.

 This Example assumes the voluntary expense reimbursement obligation is in effect for only the first year. Thereafter this Example reflects the contractual expense reimbursement obligation.

                             INVESTMENT OBJECTIVES
                                 AND STRATEGIES

THE REYNOLDS STOCK FUNDS

 Each of the Reynolds Stock Funds other than the Balanced Fund seeks long-term capital appreciation. The Balanced Fund seeks capital appreciation and income. Each Fund may change its investment objective without obtaining shareholder approval. Please remember that an investment objective is not a guarantee. An investment in the Reynolds Stock Funds might not appreciate and investors could lose money.

 The Reynolds Stock Funds other than the Balanced Fund mainly invest in common stocks of United States companies. The Balanced Fund invests primarily in common stocks and fixed income securities. However, each may, in response to adverse market, economic, political or other conditions, take temporary defensive positions. This means a Fund will invest some or all of its assets in money market instruments (such as U.S. Treasury Bills, commercial paper or repurchase agreements). The Reynolds Stock Funds will not be able to achieve their investment objective of capital appreciation to the extent that they invest in money market instruments since these securities earn interest but do not appreciate in value, nor will the Balanced Fund be able to achieve its other objectives. When a Fund is not taking a temporary defensive position, it still will hold some cash and money market instruments so that it can pay its expenses, satisfy redemption requests or take advantage of investment opportunities.

 When making investment decisions, our Adviser considers the tax consequences of the Funds' portfolio transactions. For example, once our Adviser has determined that a particular company warrants inclusion in the portfolios of one or more of the Reynolds Stock Funds, he may have the Fund(s) hold that company's stock even if the stock is temporarily underperforming.

THE REYNOLDS MONEY MARKET FUND

 The Money Market Fund seeks a high level of current income, consistent with liquidity, the preservation of capital and a stable net asset value. The Money Market Fund may change its investment objective without obtaining shareholder approval. Please remember that an investment objective is not a guarantee. An investment in the Money Market Fund might not appreciate and investors could lose money.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

 The Statement of Additional Information for the Funds, which is incorporated by reference into this Prospectus, contains a description of the Funds' policies and procedures respecting disclosure of its portfolio holdings.

                            MANAGEMENT OF THE FUNDS

REYNOLDS CAPITAL MANAGEMENT MANAGES THE FUNDS' INVESTMENTS.

 Reynolds Capital Management (the "Adviser") is the investment adviser to each of the Reynolds Funds. The Adviser's address is:

   Wood Island, Third Floor
   80 East Sir Francis Drake Boulevard
   Larkspur, CA  94939

 As the investment adviser to the Funds, the Adviser manages the investment portfolio of each Fund. The Adviser makes the decisions as to which securities to buy and which securities to sell. During the last fiscal year, the Blue Chip Growth Fund, the Opportunity Fund, the Reynolds Fund, the Balanced Fund and the Money Market Fund paid the Adviser an annual investment advisory fee equal to the following percentages of average net assets:

Reynolds Blue Chip Growth Fund               1.00%
Reynolds Opportunity Fund                    1.00%
Reynolds Fund                                1.00%
Reynolds Balanced Fund                       0.75%
Reynolds Money Market Fund                   0.50%

 Frederick L. Reynolds is primarily responsible for the day-to-day management of the portfolios of the Funds and has been so since their inception. He is their portfolio manager. Mr. Reynolds is the sole proprietor of the Adviser and has been conducting an investment advisory business as Reynolds Capital Management since 1985.

DISTRIBUTION FEES

 Each of the Funds (other than the Balanced Fund and the Market Market Fund) has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act. This Plan allows each of the Reynolds Stock Funds to use up to 0.25% of its average daily net assets to pay sales, distribution and other fees for the sale of its shares and for services provided to investors. Because these fees are paid out of a Fund's assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                             THE FUNDS' SHARE PRICE

 The price at which investors purchase shares of each Fund and at which shareholders redeem shares of each Fund is called its net asset value. Each Fund normally calculates its net asset value as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on national holidays and weekends. Each Fund calculates its net asset value based on the market prices of the securities (other than money market instruments) it holds. Each Fund values most money market instruments it holds, which mature in 60 days or less, at their amortized cost. Since the Money Market Fund holds only money market instruments, all securities it holds are valued at their amortized cost. Each Fund will process purchase orders and redemption orders that it receives in good order prior to the close of regular trading on a day that the New York Stock Exchange is open at the net asset value determined LATER THAT DAY and it will process purchase orders and redemption orders that it receives in good order AFTER the close of regular trading at the net asset value calculated on the next day the New York Stock Exchange is open. If an investor sends a purchase order or redemption request to the Funds' corporate address, instead of to its transfer agent, the Funds will forward it to the transfer agent and the effective date of the purchase order or redemption request will be delayed until the purchase order or redemption request is received by the transfer agent.

 If market quotations are not readily available, the Reynolds Stock Funds will value securities at their fair value pursuant to procedures established by and under the supervision of the Board of Directors. The fair value of a security is the amount which a Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and the Funds may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange.

                               PURCHASING SHARES

HOW TO PURCHASE SHARES FROM THE FUNDS

1.   Read this Prospectus carefully.

2. Determine how much you want to invest keeping in mind the following minimums:

     A. NEW ACCOUNTS
        o   All accounts                              $1,000

     B. EXISTING ACCOUNTS
        o   Dividend reinvestment                 No Minimum
        o   Automatic Investment
              Plan                                     $  50
        o   All other accounts                         $ 100

3. Complete the Purchase Application within this Prospectus, carefully following the instructions. For additional investments, complete the remittance form attached to your individual account statements. (The Funds have additional Purchase Applications and remittance forms if you need them.) If you have any questions, please call 1-800-773-9665 or 1-414-765-4124.

     In compliance with the USA PATRIOT Act of 2001, please note that the transfer agent will verify certain information on your account application as part of the Funds' Anti-Money Laundering Program. As requested on the application, you must supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. Please contact the transfer agent if you need additional assistance with your application.

     If the Funds do not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Funds may also reserve the right to close the account within 5 business days if clarifying information/documentation is not received.

4. Make your check payable to the full name of the Reynolds Fund you intend to purchase. All checks must be drawn on U.S. banks. The Funds will not accept payment in cash or money orders. The Funds also do not accept cashier's checks in amounts of less than $10,000. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares. U.S. BANCORP FUND SERVICES, LLC, THE FUNDS' TRANSFER AGENT, WILL CHARGE A $25 FEE AGAINST A SHAREHOLDER'S ACCOUNT FOR ANY PAYMENT CHECK RETURNED TO THE TRANSFER AGENT. THE SHAREHOLDER WILL ALSO BE RESPONSIBLE FOR ANY LOSSES SUFFERED BY A FUND AS A RESULT.

5.   Send the application and check to:

     BY FIRST CLASS MAIL
     Reynolds Funds
     c/o U.S. Bancorp Fund Services, LLC
     P.O. Box 701
     Milwaukee, WI 53201-0701

     BY OVERNIGHT DELIVERY
     SERVICE OR EXPRESS
     MAIL
     Reynolds Funds
     c/o U.S. Bancorp Fund Services, LLC
     3rd Floor
     615 East Michigan Street
     Milwaukee, WI 53202-5207

     PLEASE DO NOT SEND LETTERS BY OVERNIGHT DELIVERY SERVICE OR EXPRESS MAIL TO THE POST OFFICE BOX ADDRESS.

     You may purchase shares by wire transfer.

     Initial Investment by Wire - If you wish to open an account by wire, please call 1-800-773-9665 or 1-414-765-4124 before you wire funds in order to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery, or facsimile. Upon receipt of your application, your account will be established and a service representative will contact you within 24 hours to provide an account number and wiring instructions. You may then contact your bank to initiate the wire using the instructions you were given.

     Subsequent Investments by Wire - Please call 1-800-773-9665 or 1-414-765-4124 before you wire funds in order to advise the transfer agent of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire. YOU SHOULD WIRE FUNDS TO:

     U.S. Bank, N.A.
     777 East Wisconsin Avenue
     Milwaukee, WI 53202
     ABA #075000022

     CREDIT:
     U.S. Bancorp Fund Services, LLC
     Account #112-952-137

     FURTHER CREDIT:
     (name of Fund to be purchased)
     (shareholder registration)
     (shareholder account number, if known)

     PLEASE REMEMBER THAT U.S. BANK, N.A. MUST RECEIVE YOUR WIRED FUNDS PRIOR TO THE CLOSE OF REGULAR TRADING ON THE NEW YORK STOCK EXCHANGE FOR YOU TO RECEIVE SAME DAY PRICING. THE FUNDS AND U.S. BANK, N.A. ARE NOT RESPONSIBLE FOR THE CONSEQUENCES OF DELAYS RESULTING FROM THE BANKING OR FEDERAL RESERVE WIRE SYSTEM, OR FROM INCOMPLETE WIRING INSTRUCTIONS.

6. If you wish to make subsequent investments by telephone, you must complete the appropriate section of the Purchase Application. Only bank accounts held at domestic financial institutions that are Automated Clearing House
     (ACH) members may be used for telephone transactions. The option will become effective approximately 15 business days after the application form is received by U.S. Bancorp Fund Services, LLC. Subsequent investments may be made by calling 1-800-773-9665. Purchases must be in amounts of $100 or more and may not be used for initial purchases of a Fund's shares. Your shares will be purchased at the net asset value calculated on the day of your purchase order.

PURCHASING SHARES FROM BROKER-DEALERS, FINANCIAL INSTITUTIONS AND OTHERS

 Some broker-dealers may sell shares of the Reynolds Funds. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Funds or the Adviser. Some broker-dealers may purchase and redeem shares on a three day settlement basis.

 The Funds may enter into agreements with broker-dealers, financial institutions or other service providers ("Servicing Agents") that may include the Funds as investment alternatives in the programs they offer or administer. Servicing agents may:

  o Become shareholders of record of the Funds. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent. This also means that purchases made through Servicing Agents are not subject to the Funds' minimum purchase requirements.

  o Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Funds.

  o Charge fees to their customers for the services they provide them. Also, the Funds and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

  o Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange, it will receive same day pricing.

  o Be authorized to receive purchase orders on behalf of the Funds (and designate other Servicing Agents to accept purchase orders on the Funds' behalf). If a Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept purchase orders on the Fund's behalf, then all purchase orders received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day's net asset value, and all purchase orders received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day's net asset value.

 If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent. Investors purchasing or redeeming through a servicing agent need to check with the servicing agent to determine whether the servicing agent has entered into an agreement with the Funds. When you purchase shares of the Funds through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Funds on a timely basis. If the Servicing Agent does not, or if it does not pay the purchase price to the Funds within the period specified in its agreement with the Funds, it may be held liable for any resulting fees or losses.

OTHER INFORMATION ABOUT PURCHASING SHARES OF THE FUNDS

 The Funds may reject any Purchase Application for any reason. The Funds will not accept purchase orders made by telephone unless a shareholder has elected the telephone purchase option or the purchase order is from a Servicing Agent which has an agreement with the Fund. Shares of the Funds have not been registered for sale outside of the United States.

 The Funds will not issue certificates evidencing shares purchased. Instead, the Funds will send investors a written confirmation for all purchases of shares.

 The Funds offer an automatic investment plan allowing shareholders to make purchases on a regular and convenient basis. The Funds also offer the following retirement plans:

 o   Traditional IRA
 o   Roth IRA
 o   Coverdell Education Savings Account
 o   SEP-IRA
 o   Simple IRA
 o   401(k) Plan
 o   403 (b)(7) Custodial Accounts

 Investors can obtain further information about the automatic investment plan and the retirement plans by calling the Funds at 1-800-773-9655. The Reynolds Funds recommend that investors consult with a competent financial and tax advisor regarding the retirement plans before investing through them.

                                REDEEMING SHARES

HOW TO REDEEM (SELL) SHARES BY MAIL

1.   Prepare a letter of instruction containing:

    o   the name of the Fund(s)

    o   account number(s)

    o   the amount of money or number of shares being redeemed

    o   the name(s) on the account

    o   daytime phone number

    o additional information that the Funds may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Please contact the Funds' transfer agent, U.S. Bancorp Fund Services, LLC, in advance, at 1-800-773-9655 or 1-414-765-4124 if you have any questions.

2. Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

3. Have the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the New York Stock Exchange or other eligible guarantor institution in the following situations:

     o  The redemption request exceeds $25,000.

     o The redemption proceeds are to be sent to a person other than the person in whose name the shares are registered.

     o The redemption proceeds are to be sent to an address other than the address of record.

     o  The redemption request is made within 30 days after an address change.

     o  To change bank information on your account.

     o Any redemption transmitted by Federal wire transfer to a bank other than the bank of record.

A NOTARIZED SIGNATURE IS NOT AN ACCEPTABLE SUBSTITUTE FOR A SIGNATURE GUARANTEE.

4.   Send the letter of instruction to:

     BY FIRST CLASS MAIL
     Reynolds Funds
     c/o U.S. Bancorp Fund Services, LLC
     Shareholder Services Center
     P. O. Box 701
     Milwaukee, WI  53201-0701

     BY OVERNIGHT DELIVERY
     SERVICE OR EXPRESS MAIL
     Reynolds Funds
     c/o U.S. Bancorp Fund Services, LLC
     3rd Floor
     615 East Michigan Street
     Milwaukee, WI  53202-5207

PLEASE DO NOT SEND LETTERS OF INSTRUCTION BY OVERNIGHT DELIVERY SERVICE OR EXPRESS MAIL TO THE POST OFFICE BOX ADDRESS.

HOW TO REDEEM (SELL) SHARES BY TELEPHONE

1. Instruct U.S. Bancorp Fund Services, LLC that you want the option of redeeming shares by telephone. This can be done by completing the appropriate section on the Purchase Application. If you have already opened an account, you may write to U.S. Bancorp Fund Services, LLC requesting this option. When you do so, please sign the request exactly as your account is registered and have the signatures guaranteed. Shares held in retirement plans cannot be redeemed by telephone.

2. Assemble the same information that you would include in the letter of instruction for a written redemption request.

3.   Call U.S. Bancorp Fund Services, LLC at 1-800-773-9665 or 1-414-765-4124.
     PLEASE DO NOT CALL THE FUND OR THE ADVISER.

4.   Telephone redemptions must be in amounts of $1,000 or more.

HOW TO REDEEM (SELL) SHARES THROUGH SERVICING AGENTS

 If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so.

HOW TO REDEEM (SELL) SHARES BY WRITING CHECKS

(MONEY MARKET FUND ONLY)

1. Instruct U.S. Bancorp Fund Services, LLC that you want the option of redeeming shares of the Money Market Fund by writing checks on your account. This can be done by completing the appropriate section on the Purchase Application. If you have already opened an account, you may write to U.S. Bancorp Fund Services, LLC requesting this option. When you do so, please sign the request exactly as your account is registered.

2. Shares redeemed by check will continue earning interest until the check clears. Because dividends on the Money Market Fund accrue daily, you should not try to close your Money Market Fund account by writing a check.

3. You will be charged the following fees when exercising the check writing privilege:

       o  Checks                           $4 per check book
       o  Stop Payment                       $25 per request
       o  Insufficient Funds                   $25 per check

4. The Money Market Fund may modify or terminate the check writing privilege at any time. Please call U.S. Bancorp Fund Services, LLC at 1-800-773-9665 if you have any questions.

REDEMPTION PRICE

 The redemption price per share you receive for redemption requests is the next determined net asset value after:

  o U.S. Bancorp Fund Services, LLC receives your written request in good order with all required information and documents as necessary. Shareholders should contact U.S. Bancorp Fund Services, LLC for further information concerning documentation required for redemption of fund shares for certain account types.

  o If a Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept redemption requests on behalf of the Fund, then all redemption requests received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day's net asset value, and all redemption requests received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day's net asset value.

PAYMENT OF REDEMPTION PROCEEDS

   o For those shareholders who redeem shares by mail, U.S. Bancorp Fund Services, LLC will mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request in proper form with all required information.

   o For those shareholders who redeem by telephone, U.S. Bancorp Fund Services, LLC will either mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request, or transfer the redemption proceeds to your designated bank account if you have elected to receive redemption proceeds by either Electronic Funds Transfer or wire. An Electronic Funds Transfer generally takes up to 3 business days to reach the shareholder's account whereas U.S. Bancorp Fund Services, LLC generally wires redemption proceeds on the business day following the calculation of the redemption price. However, the Funds may direct U.S. Bancorp Fund Services, LLC to pay the proceeds of a telephone redemption on a date no later than the seventh day after the redemption request.

   o For those shareholders who redeem shares through Servicing Agents, the Servicing Agent will transmit the redemption proceeds in accordance with its redemption procedures.

OTHER REDEMPTION CONSIDERATIONS

 When redeeming shares of the Funds, shareholders should consider the following:

  o   The redemption may result in a taxable gain.

  o Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes. If not, these redemptions, as well as redemptions of other retirement plans not involving a direct rollover to an eligible plan, will be subject to federal income tax withholding.

  o The Funds may delay the payment of redemption proceeds for up to seven days in all cases.

  o If you purchased shares by check, the Funds may delay the payment of redemption proceeds until they are reasonably satisfied the check has cleared (which may take up to 15 days from the date of purchase).

  o U.S. Bancorp Fund Services, LLC will send the proceeds of telephone redemptions to an address or account other than that shown on its records only if the shareholder has sent in a written request with signatures guaranteed.

  o The Funds reserve the right to refuse a telephone redemption request if they believe it is advisable to do so. The Funds and U.S. Bancorp Fund Services, LLC may modify or terminate their procedures for telephone redemptions at any time. Neither the Funds nor U.S. Bancorp Fund Services, LLC will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided they use reasonable procedures to confirm the genuineness of the telephone instructions. They may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls. During periods of substantial economic or market change, you may find telephone redemptions difficult to implement. If a shareholder cannot contact U.S. Bancorp Fund Services, LLC by telephone, he or she should make a redemption request in writing in the manner described earlier.

  o U.S. Bancorp Fund Services, LLC currently charges a fee of $15 when transferring redemption proceeds to your designated bank account by wire but does not charge a fee when transferring redemption proceeds by Electronic Funds Transfer.

  o If your account balance falls below $500 because you redeem shares, you will be given 60 days to make additional investments so that your account balance is $500 or more. If you do not, the Funds may close your account and mail the redemption proceeds to you.

  o The Funds may pay redemption requests "in kind." This means that the Funds may pay redemption requests entirely or partially with liquid securities rather than cash. Shareholders who receive a redemption "in kind" may incur costs to dispose of such securities.

                            MARKET TIMING PROCEDURES

Frequent purchases and redemptions of shares of the Reynolds Funds by a shareholder may harm other shareholders by interfering with the efficient management of the Funds' portfolios, increasing brokerage and administrative costs, and potentially diluting the value of their shares. Notwithstanding the foregoing, the Funds' Board of Directors has determined not to adopt policies and procedures that discourage frequent purchases and redemptions of shares of the Reynolds Funds because the Funds currently are not experiencing frequent purchases and redemptions of shares that are disruptive to the Funds.

The officers of the Funds receive reports on a regular basis as to purchases and redemptions of shares of the Reynolds Funds and review these reports to determine if there is any unusual trading in shares of the Funds. The officers of the Funds will report to the Board of Directors any such unusual trading in shares of the Reynolds Funds that is disruptive to the Funds. In such event, the Funds' Board of Directors may reconsider its decision not to adopt policies and procedures.

                               EXCHANGING SHARES

 Shares of any of the Reynolds Funds may be exchanged for shares of any other Reynolds Fund at their relative net asset values. You may have a taxable gain or loss as a result of an exchange because the Internal Revenue Code treats an exchange as a sale of shares.

HOW TO EXCHANGE SHARES

1.   Read this Prospectus carefully.

2. Determine the number of shares you want to exchange keeping in mind that exchanges are subject to a $1,000 minimum.

3. Call U.S. Bancorp Fund Services, LLC at 1-800-773-9665. You may also make an exchange by writing to Reynolds Funds, c/o U.S. Bancorp Fund Services, LLC, 3rd Floor, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

 Each of the Reynolds Stock Funds (other than the Balanced Fund) distributes substantially all of its net investment income and substantially all of its
capital gains annually.   The Balanced Fund distributes substantially all of its
net investment income quarterly and substantially all of its capital gains annually. The Money Market Fund distributes substantially all of its net investment income monthly and substantially all of its capital gains annually. It is very unlikely that the Money Market Fund would distribute any capital gains. You have four distribution options:

  o ALL REINVESTMENT OPTION - Both dividend and capital gains distributions will be reinvested in additional Fund shares.

  o PARTIAL REINVESTMENT OPTION - Dividends will be paid in cash and capital gains distributions will be reinvested in additional Fund shares.

  o PARTIAL REINVESTMENT OPTION - Dividends will be reinvested in additional Fund shares and capital gains distributions will be paid in cash.

  o ALL CASH OPTION - Both dividend and capital gains distributions will be paid in cash.

 You may make this election on the Purchase Application. You may change your election by writing to U.S. Bancorp Fund Services, LLC or by calling 1-800-773-9665.

 Although the Money Market Fund pays income dividends monthly, it declares daily as a dividend its net investment income for that day. When you purchase shares of the Money Market Fund, you will begin to earn dividends the first business day following your purchase. When you redeem your shares, you will receive the dividend the Money Market Fund declares on the redemption date. If you redeem less than all of the shares in your account, you will receive any unpaid dividend on the next monthly payment date. If you redeem all of the shares in your account, you will receive any unpaid dividends with the redemption proceeds. The Money Market Fund includes income earned on weekends and holidays in the dividend declared on the preceding business day.

 If you elect to have dividends and/or capital gains paid in cash, the Funds will automatically reinvest all distributions under $10 in additional shares of the Fund.

 If you elect to receive distributions and capital gains paid in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account. The reinvestment will be at such Fund's current net asset value and all subsequent distributions will also be reinvested.

 Each Fund's distributions, whether received in cash or additional shares of the Fund, may be subject to federal and state income tax. These distributions may be taxed as ordinary income, dividend income and capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains). The Blue Chip Fund, the Opportunity Fund and the Reynolds Fund expect that their distributions will consist primarily of long-term capital gains. The Balanced Fund expects that its distributions will consist of long-term capital gains and ordinary income. The Money Market Fund expects that its distributions will consist primarily of ordinary income.

                         ACCOUNT SERVICES AND POLICIES

IMMEDIATE BALANCE INFORMATION

 Through an electronic Voice Response Unit (VRU) the Funds offer 24-hour-a-day shareholder service both by telephone and on the Internet. Just call 1-800-773-9665 for an update on your account balance or latest share prices. The VRU will guide you to your desired information. Remember to have your account number handy.

WEB SITE

 Visit Reynolds Funds' site at:

                          http://www.reynoldsfunds.com

 You can view your account list, account detail (including account balances), transaction history, distributions and Fund prices through the Funds' Web site. The Funds are committed to protecting your personal financial security and have strict measures in place to ensure that others will never have access to your personal financial information.

 Once you have established an account in a Reynolds Fund, and you have received your account number, you can go to our website at www.reynoldsfunds.com to establish a personal identification number ("PIN") which allows you to access your account information online. If you forget, misplace or have difficulty establishing your PIN online, please contact a Shareholder Services Representative at 1-800-773-9665.

                              FINANCIAL HIGHLIGHTS

 The financial highlights tables are intended to help you understand the Funds financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the Annual Report which is available upon request.

                         REYNOLDS BLUE CHIP GROWTH FUND

                                                                         FOR THE YEARS ENDED SEPTEMBER 30,
                                                          ----------------------------------------------------------------
                                                          2004           2003           2002           2001           2000
                                                          ----           ----           ----           ----           ----
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                       $27.93         $19.61         $29.73         $66.57         $53.98

Income from investment operations:
   Net investment loss*<F16>                              (0.40)         (0.22)         (0.25)         (0.38)         (0.51)
   Net realized and unrealized gain (loss)
     on investments                                       (0.55)**<F17>   8.54          (9.87)        (36.46)         13.11
                                                         ------         ------         ------         ------         ------
Total from investment operations                          (0.95)          8.32         (10.12)        (36.84)         12.60

Less distributions:
   Dividend from net investment income                       --             --             --             --             --
   Distribution from net realized gains                      --             --             --             --          (0.01)
                                                         ------         ------         ------         ------         ------
Total from distributions                                     --             --             --             --          (0.01)
                                                         ------         ------         ------         ------         ------
Net asset value, end of year                             $26.98         $27.93         $19.61         $29.73         $66.57
                                                         ------         ------         ------         ------         ------
                                                         ------         ------         ------         ------         ------
TOTAL RETURN                                             (3.44%)        42.43%        (34.04%)       (55.34%)        23.34%

SUPPLEMENTAL DATA
AND RATIOS:
   Net assets, end of year (in 000s $)                   84,210        138,903         80,033        182,742        583,884
   Ratio of operating expenses before
     interest expense to average net assets               1.61%          1.72%          1.49%          1.34%          1.29%
   Ratio of interest expense to average net assets        0.02%          0.02%          0.02%          0.01%          0.00%
   Ratio of net investment loss
     to average net assets                               (1.33%)        (0.88%)        (0.82%)        (0.82%)        (0.84%)
   Portfolio turnover rate                                94.0%          83.7%          67.0%          35.8%          17.3%

 *<F16> In 2004, 2003, 2002 and 2001, net investment loss per share is calculated using average shares outstanding. In 2000 net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
**<F17> The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of Fund shares.

                           REYNOLDS OPPORTUNITY FUND

                                                                         FOR THE YEARS ENDED SEPTEMBER 30,
                                                          ----------------------------------------------------------------
                                                          2004           2003           2002           2001           2000
                                                          ----           ----           ----           ----           ----
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                       $18.28         $11.24         $16.82         $43.31         $34.23

Income from investment operations:
   Net investment loss*<F18>                              (0.38)         (0.23)         (0.23)         (0.37)         (0.56)
   Net realized and unrealized (loss) gain
     on investments                                       (0.27)          7.27          (5.31)        (25.47)          9.74
                                                         ------         ------         ------         ------         ------
Total from investment operations                          (0.65)          7.04          (5.54)        (25.84)          9.18

Less distributions:
   Dividend from net investment income                       --             --             --             --             --
   Distributions from net realized gains                  (0.74)            --          (0.04)         (0.65)         (0.10)
                                                         ------         ------         ------         ------         ------
Total from distributions                                  (0.74)            --          (0.04)         (0.65)         (0.10)
                                                         ------         ------         ------         ------         ------
Net asset value, end of year                             $16.89         $18.28         $11.24         $16.82         $43.31
                                                         ------         ------         ------         ------         ------
                                                         ------         ------         ------         ------         ------
TOTAL RETURN                                             (4.29%)        62.63%        (33.02%)       (60.44%)        26.91%

SUPPLEMENTAL DATA
AND RATIOS:
   Net assets, end of year (in 000s $)                   18,855         26,446         14,065         27,794        104,610
   Ratio of operating expenses before
     interest expense to average net assets               1.91%          1.98%          1.84%          1.69%          1.31%
   Ratio of interest expense to average net assets        0.05%          0.04%          0.03%          0.05%          0.00%
   Ratio of net investment loss
     to average net assets                               (1.87%)        (1.56%)        (1.33%)        (1.29%)        (0.97%)
   Portfolio turnover rate                                65.7%          88.4%         195.0%          74.0%           8.8%

*<F18> In 2004, 2003, 2002 and 2001, net investment loss per share is calculated using average shares outstanding. In 2000 net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

                                 REYNOLDS FUND

                                                                          FOR THE YEARS ENDED SEPTEMBER 30,
                                                          -------------------------------------------------------------------
                                                          2004           2003           2002           2001        2000*<F19>
                                                          ----           ----           ----           ----        ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                       $ 6.01         $ 3.01         $ 4.35         $13.14         $10.00

Income from investment operations:
   Net investment loss                                    (0.16)         (0.11)         (0.06)         (0.09)         (0.12)
   Net realized and unrealized (loss) gain
     on securities                                        (0.46)          3.11          (1.28)         (8.70)          3.26
                                                         ------         ------         ------         ------         ------
Total from investment operations                          (0.62)          3.00          (1.34)         (8.79)          3.14

Less distributions:
   Dividend from net investment income                       --             --             --             --             --
   Distribution from net realized gains                      --             --             --             --             --
                                                         ------         ------         ------         ------         ------
Total from distributions                                     --             --             --             --             --
                                                         ------         ------         ------         ------         ------
Net asset value, end of year                             $ 5.39         $ 6.01         $ 3.01         $ 4.35         $13.14
                                                         ------         ------         ------         ------         ------
                                                         ------         ------         ------         ------         ------
TOTAL RETURN                                            (10.17%)        99.67%        (30.80%)       (66.89%)        31.40%

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of year (in 000s $)                   33,794         32,728         10,481         20,136         69,255
   Ratio of operating expenses before
     interest expense to average net assets**<F20>        1.72%          1.93%          1.85%          1.51%          1.45%
   Ratio of interest expense to average net assets        0.57%          0.89%          0.22%          0.15%          0.00%
   Ratio of net investment loss to
     average net assets***<F21>                          (2.24%)        (2.41%)        (1.41%)        (0.89%)        (1.16%)
   Portfolio turnover rate                                79.5%         119.9%         408.5%         275.5%          23.6%

  *<F19>   Commencement of operations October 1, 1999.
 **<F20> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses for the year ended September 30, 2003, the ratio would have been 1.99%.
***<F21> If the Fund had paid all of its expenses for the year ended September 30, 2003, the ratio would have been (2.47%).

                         REYNOLDS BALANCED FUND(1)<F22>

                                                                         FOR THE YEARS ENDED SEPTEMBER 30,
                                                          ----------------------------------------------------------------
                                                          2004           2003           2002           2001           2000
                                                          ----           ----           ----           ----           ----
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                       $ 9.66         $ 9.72         $ 9.77         $ 9.62         $ 9.65

Income from investment operations:
   Net investment income                                   0.22           0.15           0.22           0.43           0.49
   Net realized and unrealized (loss) gain
     on investments                                       (0.03)         (0.06)         (0.05)          0.15          (0.03)
                                                         ------         ------         ------         ------         ------
Total from investment operations                           0.19           0.09           0.17           0.58           0.46

Less distributions:
   Dividends from net investment income                   (0.22)         (0.15)         (0.22)         (0.43)         (0.49)
   Distribution from net realized gains                      --             --             --             --             --
                                                         ------         ------         ------         ------         ------
Total from distributions                                  (0.22)         (0.15)         (0.22)         (0.43)         (0.49)
                                                         ------         ------         ------         ------         ------
Net asset value, end of year                             $ 9.63         $ 9.66         $ 9.72         $ 9.77         $ 9.62
                                                         ------         ------         ------         ------         ------
                                                         ------         ------         ------         ------         ------
TOTAL RETURN                                              1.48%          0.80%          1.72%          6.19%          4.85%

SUPPLEMENTAL DATA
AND RATIOS:
   Net assets, end of year (in 000s $)                    2,808          3,282          3,733          4,586          4,575
   Ratio of expenses (after reimbursement)
     to average net assets*<F23>                          0.90%          0.90%          0.90%          0.90%          0.90%
   Ratio of net investment income
     to average net assets**<F24>                         2.29%          1.55%          2.24%          4.50%          5.04%
   Portfolio turnover rate                                46.1%         190.0%         138.1%          18.6%          17.0%

(1)<F22> Prior to January 31, 2005, the Balanced Fund was known as the Reynolds U.S. Goverment Bond Fund and it was designed to invest primarily in U.S. Government Securities.
  *<F23> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been 3.19%, 2.21%, 2.00%, 2.09% and 1.93% for the years ended September 30, 2004, 2003, 2002, 2001 and  2000, respectively.
 **<F24> The ratios of net investment income prior to adviser's expense limitation undertaking to average net assets for the years ended September 30, 2004, 2003, 2002, 2001 and 2000 would have been
           0.00%, 0.24%, 1.14%, 3.31% and 4.01%, respectively.

                           REYNOLDS MONEY MARKET FUND

                                                                         FOR THE YEARS ENDED SEPTEMBER 30,
                                                          ----------------------------------------------------------------
                                                          2004           2003           2002           2001           2000
                                                          ----           ----           ----           ----           ----
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                       $ 1.00         $ 1.00         $ 1.00         $ 1.00         $ 1.00

Income from investment operations:
   Net investment income                                   0.00*<F25>     0.00*<F25>     0.01           0.04           0.05

Less distributions:
   Dividends from net investment income                   (0.00)*<F25>   (0.00)*<F25>   (0.01)         (0.04)         (0.05)
                                                         ------         ------         ------         ------         ------
Net asset value, end of year                             $ 1.00         $ 1.00         $ 1.00         $ 1.00         $ 1.00
                                                         ------         ------         ------         ------         ------
                                                         ------         ------         ------         ------         ------
TOTAL RETURN                                              0.22%          0.38%          1.03%          4.29%          5.34%

SUPPLEMENTAL DATA
AND RATIOS:
   Net assets, end of year (in 000s $)                    6,727          5,188          9,716         15,467         28,210
   Ratio of operating expenses before
     interest expense (after reimbursement)
     to average net assets**<F26>                         0.65%          0.65%          0.65%          0.65%          0.65%
   Ratio of interest expense to average net assets        0.03%          0.03%          0.02%          0.01%          0.01%
   Ratio of net investment income
     to average net assets***<F27>                        0.22%          0.42%          1.08%          4.29%          5.24%

  *<F25>   Less than $0.005 per share.
 **<F26> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been 2.34%, 1.72%, 1.22%, 1.09% and 1.16% for the years ended September 30, 2004, 2003, 2002, 2001 and 2000, respectively.
***<F27> If the Fund had paid all of its expenses, the ratios would have been (1.44%), (0.62%), 0.51%, 3.85% and 4.74% for the years ended
           September 30, 2004, 2003, 2002, 2001 and 2000, respectively.

                           NOT PART OF THE PROSPECTUS

                              REYNOLDS FUNDS, INC.
                                 PRIVACY POLICY

We collect the following nonpublic personal information about you:

o Information we receive from you on or in applications or other forms, correspondence or conversations.

o  Information about your transactions with us, our affiliates, or others.

We do not disclose any nonpublic personal information about our current or former shareholders to anyone, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary may govern how your nonpublic personal information would be shared with nonaffiliated third parties.

                                 REYNOLDS FUNDS
                            Wood Island, Third Floor
                      80 East Sir Francis Drake Boulevard
                           Larkspur, California 94939
                             www.reynoldsfunds.com

                               BOARD OF DIRECTORS
                                DENNIS N. MOSER
                             FREDERICK L. REYNOLDS
                               ROBERT E. STAUDER

                               INVESTMENT ADVISER
                          REYNOLDS CAPITAL MANAGEMENT
                            Wood Island, Third Floor
                      80 East Sir Francis Drake Boulevard
                           Larkspur, California 94939

                                 ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                           100 East Wisconsin Avenue
                                   Suite 2200
                           Milwaukee, Wisconsin 53202

                               TRANSFER AGENT AND
                           DIVIDEND DISBURSING AGENT
                        U.S. BANCORP FUND SERVICES, LLP
                            615 East Michigan Street
                           Milwaukee, Wisconsin 53202
                                 1-800-773-9665
                               OR 1-800-7REYNOLDS
                                 1-414-765-4124

                                   CUSTODIAN
                                 U.S. BANK N.A.
                               425 Walnut Street
                             Cincinnati, Ohio 45202

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                           PRICEWATERHOUSECOOPERS LLP
                           100 East Wisconsin Avenue
                                   Suite 1500
                           Milwaukee, Wisconsin 53202

                                 LEGAL COUNSEL
                              FOLEY & LARDNER LLP
                           777 East Wisconsin Avenue
                           Milwaukee, Wisconsin 53202

 To learn more about the Reynolds Funds you may want to read the Reynolds Funds' Statement of Additional Information (or "SAI") which contains additional information about the Funds. The Reynolds Funds have incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.

 You also may learn more about the Reynolds Funds' investments by reading the Reynolds Funds' annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of the Funds during their last fiscal year.

 The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge, simply by calling 1-800-773-9665.

 Prospective investors and shareholders who have questions about the Reynolds Funds may also call the above number or write to the following address:

 The Reynolds Funds, Inc.
 Wood Island, Third Floor
 80 East Sir Francis Drake Boulevard
 Larkspur, CA 94939
 www.reynoldsfunds.com

 The general public can review and copy information about the Reynolds Funds (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Please call 1-202-942-8090 for information on the operations of the Public Reference Room.) Reports and other information about the Reynolds Funds are also available on the EDGAR database at the Securities and Exchange Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to:

 Public Reference Section
 Securities and Exchange Commission
 Washington, D.C.  20549-0102

 Please refer to the Reynolds Funds' Investment Company Act File No. 811-05549, when seeking information about the Reynolds Funds from the Securities and Exchange Commission.